Exhibit 10.2

FIAT	CNH CAPITAL
INDUSTRIAL

STRATEGIC ACCOUNTS GROUP

Nicholas C. Mast

Director

Strategic Accounts

October 27, 2011

Titan Machinery, Inc.

644 E. Beaton Dr.

West Fargo, ND  58078

Attn:  Ted O. Christianson,

Vice President, Finance

via electronic mail

Re:  Wholesale Floor Plan Credit Facility

Dear Mr. Christianson:

Titan Machinery, Inc. (“Titan”) and CNH Capital America LLC (“CNH”) are parties to an Amended and Restated Wholesale Floor Plan Credit Facility and Security Agreement dated November 13, 2007, as amended from time to time, most recently amended in a letter dated September 30, 2011 (the “Agreement”).  This letter will confirm that the current total wholesale floor plan credit limit for Titan Machinery is $350,000,000.00.

Very truly yours,

CNH Capital America LLC

/s/ Nicholas Mast
Nicholas Mast Director Strategic Accounts

Titan Machinery, Inc. agrees to the above described amendment to the Amended and Restated Wholesale Floor Plan Credit Facility and Security Agreement dated November 13, 2007, as amended.

Titan Machinery, Inc.

/s/ Ted O. Christianson
Ted O. Christianson, VP Finance and Treasurer

CNH Capital

233 Lake Avenue

Racine, WI 53403